UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 18, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new

Item 8.01.	Other Events.

As previously disclosed, on February 11, 2024, Diamondback Energy, Inc., a Delaware corporation (the “Company” or “Diamondback”), entered into an Agreement and Plan of Merger, which was amended on March 18, 2024 (as so amended and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, Eclipse Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Eclipse Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”),  Endeavor Manager, LLC, a Texas limited liability company (the “Company Representative”) (solely for purposes of certain sections set forth therein), and Endeavor Parent, LLC, a Texas limited liability company (“Endeavor”).

Pursuant to the terms and conditions of the Merger Agreement, upon the closing, Merger Sub I will merge with and into Endeavor (the “First Merger”), with Endeavor surviving the First Merger and becoming a wholly owned subsidiary of the Company (the “First Surviving Company”). Immediately following the First Merger, the First Surviving Company will merge with and into Merger Sub II (the “Second Merger”, and together with the First Merger, the “Merger”), with Merger Sub II surviving the Second Merger and continuing as a wholly owned subsidiary of the Company.

In connection with the proposed Merger, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), dated March 29, 2024.  The Company first mailed the Proxy Statement to its stockholders on or about March 29, 2024.

Following the announcement of the Merger Agreement, and as of the date of this Current Report on Form 8-K, purported stockholders of Diamondback have filed lawsuits challenging, among other things, disclosures related to the Merger (the “Diamondback Complaints”).  The Diamondback Complaints are captioned: Weiss v. Diamondback Energy, Inc. et. al. Case No. 1:24-cv-02689 (S.D.N.Y. Apr 9, 2024) (the “Weiss Complaint”); Nicosia v. Brooks et. al. Case No. 150723/2024  (Sup. Ct. Richmond Cnty. 2024) (the “Nicosia Complaint”); and McDaniels v. Diamondback Energy, Inc. et. al. Case No. 1:24-cv-00469-UNA (D. Del. April 12, 2024) (the “McDaniels Complaint”).

The Weiss Complaint and McDaniels Complaint name Diamondback and the members of its board of directors as defendants.  The Nicosia Complaint names Diamondback, the members of its board of directors, Endeavor, the Company Representative and Diamondback’s financial advisor as defendants.

The Weiss Complaint and McDaniels Complaint allege, among other things, that Diamondback and the members of its board of directors violated Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder by preparing and disseminating a proxy statement that misstates or omits certain allegedly material information.  They also allege that the members of Diamondback’s board of directors violated Section 20(a) of the Exchange Act by causing Diamondback to disseminate a misleading proxy statement.

The Nicosia Complaint alleges, among other things, claims under New York law for negligent misrepresentation and concealment.

Each of the Diamondback Complaints seeks, among other things, injunctive relief enjoining Diamondback from holding the stockholder vote relating to the Merger, rescission or rescissory or compensatory damages in the event the Merger is consummated and an award of the plaintiff’s costs, including attorneys’ and experts’ fees.

In addition to the Diamondback Complaints, beginning on March 28, 2024, purported stockholders of Diamondback sent demand letters (the “Demands,” and together with the Diamondback Complaints, the “Matters”) alleging similar deficiencies regarding the disclosures made in the Proxy Statement.

All of the defendants named in the Matters believe that the Matters are without merit.  However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defense of the actions will be successful.  Additional lawsuits arising out of the Merger may also be filed in the future.  While the defendants believe that the disclosures set forth in the Proxy Statement comply fully with applicable law, to moot plaintiffs’ disclosure claims and to avoid nuisance, potential expense and delay, Diamondback has determined to voluntarily supplement the Proxy Statement with the below disclosures.  Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement.  To the contrary, all defendants deny all allegations in the Matters and that any additional disclosure was or is required in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement

Diamondback has agreed to make these supplemental disclosures to the Proxy Statement.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Defined terms used but not defined below have the meanings set forth in the Proxy Statement.  All page references in the information below are to pages in the Proxy Statement.  Paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures.  The information contained herein speaks only as of April 17, 2024, unless the information indicates another date applies. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text.

The section of the Proxy Statement entitled “Opinion of Diamondback’s Financial Advisor” under the subheading “Endeavor’s Standalone Financial Analyses” starting on page 53 is hereby supplemented as follows:

The first paragraph under the heading “Discounted Cash Flow Analysis” on page 53 is amended and restated in its entirety as follows:

Using the Diamondback projections for Endeavor prepared by Diamondback management, Jefferies performed a discounted cash flow analysis of Endeavor on a stand-alone basis (taking into account the Diamondback expected synergies). For purposes of this analysis, Jefferies used oil and gas price estimates provided by Diamondback management, which were $75.00/Bbl for oil and $3.00/MMBtu for natural gas (“Diamondback Management Pricing Estimates”). Jefferies calculated the unlevered free cash flows of Endeavor for the period commencing on January 1, 2024 through December 31, 2028, which it calculated as estimated earnings before interest, tax, depreciation and amortization (“EBITDA”), less capital expenditures and cash taxes. Jefferies then calculated the terminal value of Endeavor by applying a range of multiples of EBITDA in the terminal year of 4.2x to 5.2x, which range was selected by Jefferies in its professional judgment, to estimated terminal year EBITDA in 2028 for Endeavor, based on the Diamondback projections for Endeavor. The present values as of January 1, 2024 of the unlevered free cash flows and the terminal value of Endeavor were then calculated using discount rates ranging from 7.9% to 8.9%, which rates were based on the estimated weighted average cost of capital for Endeavor. As inputs to the weighted average cost of capital, Jefferies took into account, among other things, the risk-free rate, market risk premium, beta, the cost of debt, debt to total capitalization, the effective tax rate, and applying Jefferies’ professional judgment and experience, a sensitivity adjustment around the estimated cost of capital.  Jefferies determined ranges of implied enterprise values for Endeavor by adding the range of present values as of January 1, 2024 it derived above for Endeavor’s unlevered free cash flows and terminal values. This analysis indicated a range of implied enterprise values of $26,249 million to $30,880 million, compared to the enterprise value of $26,000 million represented by the Merger Consideration.

The first paragraph under the heading “Net Asset Value Analysis” on page 53 is amended and restated in its entirety as follows:

Jefferies performed a net asset value analysis of Endeavor. Jefferies calculated indications of the present value of the unlevered, asset-level free cash flows that Endeavor could be expected to generate from existing proved developed reserves, development plans for proved undeveloped reserves and development of additional undeveloped reserves using the Diamondback projections for Endeavor (which take into account the Diamondback expected synergies) and Diamondback Management Pricing Estimates. Jefferies calculated indications of net present values as of January 1, 2024 of the asset-level free cash flows for Endeavor using discount rates ranging from 7.9% to 8.9%, which rates were based on the estimated weighted average cost of capital of Endeavor. Jefferies then calculated a range of implied equity values for Endeavor by (i) subtracting the present value as of January 1, 2024 of non-drilling and completion capital expenses, general and administrative expenses and cash taxes payable by Endeavor, in each case using estimates provided by Diamondback management, from the indications of the present value of the asset-level free cash flows calculated by Jefferies, (ii) adjusting for the present value as of January 1, 2024 of mark-to-market commodity hedges, and (iii) applying discount rates ranging from 7.9% to 8.9%, which reflects an estimate of Endeavor’s weighted average cost of capital. As inputs to the weighted average cost of capital, Jefferies took into account, among other things, the risk-free rate, market risk premium, beta, the cost of debt, debt to total capitalization, the effective tax rate, and applying Jefferies’ professional judgment and experience, a sensitivity adjustment around the estimated cost of capital. This analysis implied a range of implied enterprise values for Endeavor from $30,373 million to $32,793 million, compared to the enterprise value of $26,000 million represented by the Merger Consideration.

The first and second paragraphs under the heading “Comparable Public Company Analysis” starting on page 53 are amended and restated in their entirety as follows:

With respect to Endeavor, Jefferies reviewed publicly available financial and stock market information of the following seven publicly traded natural gas and oil exploration and production companies that Jefferies in its professional judgment considered generally relevant to Endeavor for purposes of its financial analyses, based on size, asset profile and financial characteristics (which are referred to as the “Endeavor Selected Companies”), and compared such information with similar financial data of Endeavor prepared and provided by Diamondback management to Jefferies:

•	ConocoPhillips Company
•	Coterra Energy, Inc.
•	Devon Energy Corporation
•	EOG Resources, Inc.
•	Ovintiv Inc.
•	Occidental Petroleum Corporation
•	Permian Resources Corporation

In its analysis, Jefferies derived multiples for the Endeavor Selected Companies from the following metrics:

•	the estimated total enterprise value divided by EBITDA for calendar year 2024 (“2024E EBITDA”),
•
the estimated levered free cash flow yield (calculated as EBITDA plus realized hedge gains (loss), less interest, cash taxes, and capital expenditures divided by equity value) for calendar year 2024 (“2024E LFCF yield”), and

•	the estimated total enterprise value divided by EBITDA for calendar year 2025 (“2025E EBITDA”), and
•	the estimated levered free cash flow yield for calendar year 2024 (“2025E LFCF yield”).

The third paragraph under the heading “Comparable Public Company Analysis” starting on page 54 is amended and restated in its entirety as follows, including the addition of the following table:

Estimated EBITDA and levered free cash flow for the Endeavor Selected Companies was based on market data as of February 9, 2024 and utilizing First Call Pricing. For this analysis, Jefferies assumed First Call WTI Pricing for oil prices reflecting Wall Street research consensus estimates for 2024 and 2025 (which were $75.61 Bbl and $71.27 Bbl for oil in 2024 and 2025, respectively, and $3.09 MMBtu and $3.79 MMBtu for natural gas in 2024 and 2025, respectively), remaining constant at 2025 levels thereafter (‘‘First Call Pricing’’).  For each of the Selected Endeavor Companies, Jefferies calculated multiples of implied total enterprise value to estimated EBITDA for each of 2024 and 2025, and the estimated free cash flow yield for each of 2024 and 2025.  The results of this analysis are summarized in the following table:

Selected Endeavor Company	TEV/2024E EBITDA	TEV/2025E EBITDA	2024E LFCF Yield	2025E LFCF Yield
ConocoPhillips Company	5.2x	5.1x	7.3%	8.0%
Coterra Energy, Inc.	4.9x	4.0x	7.7%	12.3%
Devon Energy Corporation	4.4x	4.2x	10.8%	10.7%
EOG Resources, Inc.	4.8x	4.5x	8.2%	8.7%
Ovintiv Inc.	3.9x	3.6x	12.6%	12.3%
Occidental Petroleum Corporation	5.0x	5.0x	15.1%	13.4%
Permian Resources Corporation	4.8x	4.5x	8.5%	10.1%

Each of the two tables under the heading “Comparable Public Companies” and subheading “Endeavor Selected Companies” on page 54 are amended and restated in their entirety as follows:

Endeavor Selected Companies
	Selected Multiples

Benchmark	Low	Avg.	High

TEV/2024E EBITDA	4.2x	4.7x	5.2x
2024E LFCF yield	12.5%	10.0%	8.5%
TEV/2025E EBITDA	4.0x	4.4x	5.0x
2025E LFCF yield	12.5%	10.8%	9.5%

		(Dollar Amounts in Millions)

		Implied TEV

Benchmark	Metric	Low	Avg.	High

TEV/2024E EBITDA	$5,336	$22,412	$25,080	$27,748
2024E LFCF yield	$1,804	$22,435	$26,044	$29,228
TEV/2025E EBITDA	$5,259	$21,036	$23,140	$26,295
2025E LFCF yield	$2,562	$28,496	$31,722	$34,968

The second paragraph under the heading “Precedent Transaction Analysis” on page 55 and the accompanying table are amended and restated in their entirety as follows:

The precedent transactions (each of which is currently pending) and the transaction announcement dates, were as follows:

			(Dollar Amounts in Millions)

Transaction Announcement Date	Buyer	Seller	Transaction Value	Transaction Consideration Mix
October 2023	ExxonMobil Corporation	Pioneer Natural Resources Company	$61,648	92% stock / 8% cash
December 2023	Occidental Petroleum	CrownRock Minerals LLC	$11,999	14% stock / 86% cash

The third paragraph under the heading “Precedent Transaction Analysis” on page 55 is amended and restated in its entirety as follows:

In its analysis, Jefferies derived multiples for each of the Precedent Transactions based on the following metrics:

•	the transaction value divided by estimated EBITDA for calendar year 2024;

•	the transaction value divided by estimated asset level free cash flow (calculated as EBITDA less capital expenditures) for calendar year 2024 (“2024E Asset Level FCF”) and

•	the transaction value divided by operated net locations (“OP Net Locations”).

The following table is added to the section entitled “Precedent Transaction Analysis” on page 55 immediately following the first bulleted list on that page:

The metrics for each of the precedent transactions are summarized in the following table:

Transaction	TEV/2024 EBITDA	TEV/2024E Asset Level FCF	TEV/OP Net Locations ($MM/Location)
ExxonMobil Corporation/Pioneer Natural Resources Company	5.9x	9.5%	$4.0
Occidental Petroleum/CrownRock Minerals LLC	5.2x	11.6%	$4.8

The second and third tables under the heading “Precedent Transaction Analysis” on page 55 are amended and restated in their entirety as follows:

	Selected Multiple

Benchmark	Low	Avg.	High

TEV/2024E EBITDA	5.2x	5.6x	5.9x
TEV/2024E Asset Level FCF	11.6%	10.6%	9.5%
TEV/OP Net Locations ($MM / Location)	$4.1	$4.4	$4.8

		(Dollar Amounts in Millions)

		Implied TEV

Benchmark	Metric	Low	Avg.	High

2024E EBITDA	$5,276	$27,583	$29,301	$31,019
2024E Asset Level FCF	$2,668	$22,950	$25,240	$28,038
OP Net Locations ($MM / Location)	2,339	$28,599	$29,521	$30,442

The section of the Proxy Statement entitled “Opinion of Diamondback’s Financial Advisor” under the subheading “Diamondback’s Standalone Financial Analyses” starting on page 55 is hereby supplemented as follows:

The first paragraph under the heading “Discounted Cash Flow Analysis” on page 55 is amended and restated in its entirety as follows:

Using the Diamondback projections for Diamondback based on Diamondback Management Pricing Estimates, Jefferies performed a discounted cash flow analysis of Diamondback on a stand-alone basis. Jefferies calculated the unlevered free cash flows of Diamondback for calendar years 2024 through 2028, which it calculated as estimated EBITDA, less capital expenditures, and cash taxes. Jefferies then calculated the terminal value of Diamondback by applying a range of multiples of EBITDA in the terminal year of 4.2x to 5.2x, which range was selected by Jefferies in its professional judgment, to estimated terminal year EBITDA in 2028 for Diamondback, based on the Diamondback projections for Diamondback. The present values of the unlevered free cash flows and the terminal value of Diamondback were then calculated using discount rates ranging from 8.3% to 9.3%, which rates were based on the estimated weighted average cost of capital for Diamondback. As inputs to the weighted average cost of capital, Jefferies took into account, among other things, the risk-free rate, market risk premium, beta, the cost of debt, debt to total capitalization, the effective tax rate, and applying Jefferies’ professional judgment and experience, a sensitivity adjustment around the estimated cost of capital. Jefferies determined ranges of implied enterprise values for Diamondback by adding the range of present values it derived above for Diamondback’s unlevered free cash flows and terminal values. Jefferies then subtracted from the range of illustrative enterprise values it derived for Diamondback the estimated total net debt of Diamondback as of December 31, 2023 (adjusted for $28 million in senior notes repurchased in January 2024), and non-controlling interest in the aggregate amount of $8,939 million, as estimated and provided for Jefferies’ use by Diamondback management. Based on Diamondback’s fully diluted share count of 179.5 million shares as provided to Jefferies by Diamondback management, this analysis indicated a range of implied enterprise values per share of $124.06 to $155.95, compared to $153.51, the 30-day volume weighted average price of Diamondback common stock as of February 9, 2024, the last trading day prior to the announcement of the Merger Agreement.

The first paragraph under the heading “Net Asset Value Analysis” on page 56 is amended and restated in its entirety as follows:

Jefferies performed a net asset value analysis of Diamondback. Jefferies calculated indications of the present value of the unlevered, asset-level free cash flows that Diamondback could be expected to generate from existing proved developed reserves, development plans for proved undeveloped reserves and development of additional undeveloped reserves using Diamondback projections for Diamondback and Diamondback Management Pricing Estimates. Jefferies calculated indications of net present values of the asset-level free cash flows for Diamondback using discount rates ranging from 8.3% to 9.3%, reflecting an estimate of Diamondback’s weighted average cost of capital. Jefferies then calculated a range of implied equity values for Diamondback by subtracting from the range of the present value of the asset-level free cash flows calculated by Jefferies (i) the present value of general and administrative expenses and cash taxes payable by Diamondback using estimates provided by Diamondback management, applying discount rates ranging from 8.3% to 9.3%, reflecting an estimate of Diamondback’s weighted average cost of capital (ii) the present value of mark-to-market commodity hedges, applying discount rates ranging from 8.3% to 9.3%, and (iii) Diamondback’s net debt of $5,140 million as of December 31, 2023 (exclusive of the net debt of Diamondback’s subsidiary Viper Energy, Inc.), and adjusting the result for Diamondback’s 51% equity ownership interest in Viper which Jefferies valued at $2,876 million based on Viper’s closing stock price on February 8, 2024 of $31.71 per share and Diamondback’s ownership of 90.7 million shares, as provided by Diamondback management. As inputs to the weighted average cost of capital, Jefferies took into account, among other things, the risk-free rate, market risk premium, beta, the cost of debt, debt to total capitalization, the effective tax rate, and applying Jefferies’ professional judgment and experience, a sensitivity adjustment around the estimated cost of capital. Based on Diamondback’s fully diluted share count of 179.5 million shares as provided to Jefferies by Diamondback management, this analysis indicated a range of implied equity values per share for Diamondback common stock of $176.54 to $189.69, compared to $153.51, the 30-day volume weighted average price of Diamondback common stock as of February 9, 2024, the last trading day prior to the announcement of the Merger Agreement.

The first and second paragraphs under the heading “Comparable Public Company Analysis” starting on page 56 are amended and restated in their entirety as follows:

With respect to Diamondback, Jefferies reviewed publicly available financial and stock market information of the following seven publicly traded natural gas and oil exploration and production companies that Jefferies in its professional judgment considered generally relevant to Diamondback for purposes of its financial analyses, based on size, asset profile and financial characteristics (which are referred to as the “Diamondback Selected Companies”), and compared such information with similar financial data of Diamondback prepared and provided by Diamondback management to Jefferies:

•	ConocoPhillips Company

•	Coterra Energy, Inc.

•	Devon Energy Corporation

•	EOG Resources, Inc.

•	Ovintiv Inc.

•	Occidental Petroleum Corporation

•	Permian Resources Corporation

In its analysis, Jefferies derived multiples for the Diamondback Selected Companies from the following metrics:

•	the total enterprise value divided by estimated EBITDA for calendar year 2024,

•	the estimated 2024 levered free cash flow yield,

•	the total enterprise value divided by estimated EBITDA for calendar year 2025, and

•	the estimated levered free cash flow for calendar year 2025 yield.

The third paragraph under the heading “Comparable Public Company Analysis” starting on page 57 is amended and restated in its entirety as follows, including the addition of the following table:

Estimated EBITDA and levered free cash flow for the Diamondback Selected Companies was based on market data and Capital IQ consensus estimates as of February 9, 2024. For this analysis, Jefferies assumed First Call Pricing. For each of the Selected Diamondback Companies, Jefferies calculated multiples of implied total enterprise value to estimated EBITDA for each of 2024 and 2025, and the estimated free cash flow yield for each of 2024 and 2025.  The results of this analysis are summarized in the following table:

Selected Diamondback Company	TEV/2024E EBITDA	TEV/2025E EBITDA	2024E LFCF Yield	2025E LFCF Yield
ConocoPhillips Company	5.2x	5.1x	7.3%	8.0%
Coterra Energy, Inc.	4.9x	4.0x	7.7%	12.3%
Devon Energy Corporation	4.4x	4.2x	10.8%	10.7%
EOG Resources, Inc.	4.8x	4.5x	8.2%	8.7%
Ovintiv Inc.	3.9x	3.6x	12.6%	12.3%
Occidental Petroleum Corporation	5.0x	5.0x	15.1%	13.4%
Permian Resources Corporation	4.8x	4.5x	8.5%	10.1%

Each of the three tables under the heading “Comparable Public Companies” and subheading “Diamondback Selected Companies” on page 57 are amended and restated in their entirety as follows:

Diamondback Selected Companies
	Selected Multiples

Benchmark	Low	Avg.	High

TEV/2024E EBITDA	4.2x	4.7x	5.2x
2024E LFCF yield	12.5%	10.0%	8.5%
TEV/2025E EBITDA	4.0x	4.4x	5.0x
2025E LFCF yield	12.5%	10.8%	9.5%

	(Dollar Amounts in Million)

	Implied TEV

Benchmark	Metric	Low	Avg.	High

TEV/2024E EBITDA	$6,744	$22,412	$25,080	$27,748
2024E LFCF yield	$3,417	$22,435	$26,044	$29,228
TEV/2025E EBITDA	$6,642	$21,036	$23,140	$26,295
2025E LFCF yield	$3,146	$28,496	$31,722	$34,968

	(Dollar Amounts in Millions, except Per Share Amount)

	Implied Equity Value			Implied Equity Value/Share

Benchmark	Low	Avg.	High	Low	Avg.	High

TEV/2024E EBITDA	$19,387	$22,759	$26,131	$108.03	$126.82	$145.61
2024E LFCF yield	$27,337	$34,171	$40,202	$152.33	$190.41	$224.01
TEV/2025E EBITDA	$17,628	$20,285	$24,270	$98.23	$113.03	$135.23
2025E LFCF yield	$25,171	$29,133	$33,119	$140.26	$162.33	$184.55

Forward Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including statements regarding the proposed business combination transaction between Diamondback and Endeavor; future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), including the proposed transaction; the expected amount and timing of synergies from the proposed transaction; the anticipated timing of the proposed transaction; and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this communication, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining Diamondback stockholder  approval, regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of this announcement and the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024, risks disclosed in its subsequent filings on Forms 10-Q and 8-K, and risks described in Diamondback’s definitive proxy statement for the transaction, filed with the SEC on March 29, 2024, all of which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.

In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all.  Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly , you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Acquisition and Where to Find It

In connection with the potential transaction between Diamondback and Endeavor, Diamondback filed relevant materials with the SEC including a definitive proxy statement on Schedule 14A.  Diamondback has mailed the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction.  This Current Report on Form 8-K is not a substitute for the definitive proxy statement or for any other document that Diamondback may file with the SEC and send to its stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at www.diamondbackenergy.com/investors/.

Participants in the Solicitation

Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) Diamondback’s definitive proxy statement for the transaction, including under the headings “Voting by Diamondback’s Directors and Executive Officers”, “Reasons for the Merger; Recommendations of the Board of Directors”, “Board of Directors Following the Merger”, “Stockholders Agreement”, and  “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on March 29, 2024 and is available at https://www.sec.gov/Archives/edgar/data/1539838/000114036124016439/ny20021341x14_defm14a.htm, (ii) Diamondback’s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Pay Ratio Disclosure” and “Pay Versus Performance Disclosure”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, (iii) Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000153983824000019/fang-20231231.htm and (iv) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC when they become available.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/. To the extent that Diamondback’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the definitive proxy statement for the transaction, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC including: Form 4s, filed by Teresa L. Dick, with the filings of Diamondback on March 21, 2024 and March 25, 2024; Form 4, filed by Matt Zmigrosky, with the filings of Diamondback on  March 25, 2024; Form 4, filed by Matthew Kaes Van’t Hof on March 21, 2024; Form 4, filed by Daniel N. Wesson, with the filings of Diamondback on March 21, 2024; Form 4, filed by Albert Barkmann, with the filings of the Company on March 21, 2024;  Form 4 filed by Travis D. Stice on April 4, 2024; and Form 4, filed by Jere W Thompson III, with the filings of the Company on March 21, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

	By:	/s/ Kaes Van’t Hof
		Name:	Kaes Van’t Hof
		Title:	President and Chief Financial Officer

Dated: April 18, 2024